          NUMBER                                                                                          SHARES
      PCO                                             [PREMCOR LOGO]

THIS CERTIFICATE TRANSFERABLE                                                                          CUSIP 74045Q 10 4
 IN THE CITY OF NEW YORK, NY       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE        SEE REVERSE FOR CERTAIN DEFINITIONS


           THIS CERTIFIES THAT





           IS THE RECORD HOLDER OF



                             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

                          -----------------------------------              ---------------------------------------
     -------------------------------------------------------- PREMCOR INC. ----------------------------------------------------
                          -----------------------------------              ---------------------------------------


     transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer
     Agent and Registrar.

       WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:
                                                        [GRAPHIC OMITTED]

                                                          PREMCOR INC.
                                                          INCORPORATED

                                                                o
    PCO                                                o  APRIL 27, 1999  o
   LISTED         FACSIMILE SIGNATURE TO APPEAR HERE            o                         FACSIMILE SIGNATURE TO APPEAR HERE
    NYSE
                             SECRETARY                    DELAWARE                CHAIRMAN, PRESIDENT AND
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COUNTERSIGNED AND REGISTERED:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
           (New York, New York)                       Transfer Agent
                                                      and Registrar

By
                                                 Authorized Signature



                                  PREMCOR INC.


     The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class of shares authorized to be issued and the variations in the relative rights and preferences between the shares of each series of a class of shares so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences of the subsequent series.


            The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
    TEN COM - as tenants in common                           UNIF GIFT MIN ACT -                 Custodian
                                                                                 ----------------          ------------------
    TEN ENT - as tenants by the entireties                                           (Cust)                     (Minor)

    JT TEN  - as joint tenants with right                                        under Uniform Gifts to Minors
              of survivorship and not as
              tenants in common                                                  Act
                                                                                     ----------------------------------------
                                                                                                      (State)

                                                              UNIF TRF MIN ACT -                  Custodian (until age       )
                                                                                 ----------------                      -----
                                                                                       (Cust)

                                                                                                      under Uniform Transfers
                                                                                 --------------------
                                                                                       (Minor)

                                                                                 to Minors Act
                                                                                               ------------------------------
                                                                                                            (State)

                            Additional abbreviations may also be used though not in the above list.

        For value received,                                                             hereby sell, assign and transfer unto
                           -------------------------------------------------------------

        PLEASE INSERT SOCIAL SECURITY OR OTHER
             IDENTIFYING NUMBER OF ASSIGNEE
        ------------------------------------------- -------------------------------------------------------------------------

        ------------------------------------------- -------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------
                           PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

                                                                                                                       shares
        --------------------------------------------------------------------------------------------------------------
        of capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                                                                                     Attorney
        ------------------------------------------------------------------------------------------------------------
        to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

        Dated                                                            X
              ------------------------------,--------------                --------------------------------------------------

                                                                         X
                                                                           --------------------------------------------------

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatsoever.

Signature(s) Guaranteed:

By
   --------------------------------------------------------------------
   THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
   INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
   AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
   GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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